UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2006

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alternative: Explanatory Note. This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend in its entirety the Current Report on Form 8-K filed on August 17, 2006, including correcting a typographical error in Item 5.02 to correctly reflect that Ms. Lamb is leaving the company effective in late September as described in the issued Press Release.

Item 5.02. (b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 16, 2006 , Photon Dynamics, Inc. issued a press release announcing the resignation of Maureen Lamb as CFO and Secretary effective late September. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated August 16, 2006, announcing the resignation of Maureen Lamb as CFO and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: August 28, 2006	By:	/s/ Jeffrey Hawthorne
Jeffrey Hawthorne., Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 16, 2006, announcing the resignation of Maureen Lamb as CFO and Secretary